Clinical Features of Arginase 1 Deficiency: Review of a Literature Case Series

Diaz GA[1], Longo N[2], Schulze A[3], Bubb G[4], Eckert S[4], Patki KC[4], Wooldridge JE[4], Merritt II JL[5]

[1]Icahn School of Medicine at Mt. Sinai, New York City, NY, USA, [2] University of Utah, Salt Lake City UT, USA [3] University of Toronto and The Hospital for Sick Children, Toronto, ON, Canada, [4]Aeglea BioTherapeutics, Austin, TX, USA [5] University of Washington, Seattle, WA, USA

Poster #1124F

Introduction

- ARG1-D is a severe, autosomal recessive metabolic disease with progressive, heterogeneous manifestations including spasticity, impaired mobility, developmental delay, and early mortality
- Control of plasma arginine levels is inadequate and problematic with current disease management
- Persistent high plasma arginine levels are believed to be the key driver of disease progression (Waisbren, 2018)
- Hyperammonemia is less problematic than in other UCDs (De deyn 1997)
- Meaningful quantitative deficits in adaptive behavior, using standardized clinical measures, have recently been described in ARG1-D patients (Waisbren, 2018)


Protein Catabolism
Ammonia
Carbamoyl Phosphate
Citrulline
Aspartate
Mitochondria
Cytoplasm
Ornithine
UREA CYCLE
Argininosuccinate
Urea
ARG1
ASL
Arginine
GAA
GVA
NAA
ArgA
Fumarate

Figure 1. Metabolic Impact of ARG1-D

Methods

- 140 unique patient case reports (English language) from 1965 to current date have been reviewed and the data summarized
- Cases were considered unique based on assessment of the following parameters: country of origin, gender, current calculated age, age at diagnosis, age at presentation or age at onset where available

Results

Table 1. Patient Characteristics

Parameter	N	Description	Result
Age at time of report (years)	103	Median (range)	11 (<1 to 39)
Gender	125	Male (n,%)	73 (58%)

KEY FINDINGS

- ARG1-D typically manifests in early childhood but diagnosis is often delayed (*Figures 3A,3B*)
- Newborn screening has identified some cases (n=12)
- Disease management approaches, where cited, included severe protein restriction (n=97), EAA supplementation (n=42), and use of ammonia scavengers (n=60)
  - Despite disease management, plasma arginine remains markedly elevated (median 3.5 X ULN) with evidence of continued disease progression (*Table 2, Figure 2*)
- This analysis demonstrates significant morbidity and early mortality in ARG1-D patients (*Table 2, Figure 3A*)
  - Causes of death, when cited (n=20 including 3 with additional follow-up beyond literature report), included respiratory complications (n=6), liver complications (n=4), metabolic complications (n=2), hyperammonemia NOS (n=1), and other (n=4)

Results

Table 2. Clinical Biochemical Findings

Parameter	N	Median (Q1 to Q3)
Arginine (μmol/L)		
At any time (max known)	112	572 (437 to 754)
Under disease mgmt.	33	400 (290 to 478)
GVA (μmol/L)	27	4.72 (3.17 to 6.85)
ArgA (μmol/L)	27	3.05 (2.20 to 4.04)
ALT	27	71 (43 to 156)

- Maximal arginine exceeds 4.5xULN (ULN=115 μmol/L) in >50% of ARG1-D patients
- Despite disease management (protein restriction, essential amino acids, and nitrogen scavengers), arginine values remain elevated beyond guidance value (200 μmol/L) for most patients
- GVA and ArgA were also elevated in patients (max in normal controls 0.2 μmol/L for both)

Figure 2. Reported Clinical Disease Manifestations


Lower Limb Spasticity (n=117)
Upper Limb Spasticity (n=54)
Abnormal Gait (n=69)
Cognitive Impairment (n=97)
Failure to Thrive (n=52)
Periodic Vomiting (n=74)
Seizures (n=112)
Increased Transaminases (n=77)
0%
20%
40%
60%
80%
100%
Percent of Cited Cases

- Common manifestations include lower limb spasticity, abnormal gait, cognitive impairment, failure to thrive, developmental delay and hyperammonemic episodes
- All patients denoted with upper limb spasticity also had lower limb spasticity
- Biochemical hyperammonemia (≥1 prior value ≥100 μmol/L) noted in 55 / 92 (60%) cited cases

Figure 3. Age at Presentation, Delay to Diagnosis, Mortality


A) Age at Presentation and at Death
Median Age at Presentation: 2.0 years
Median Age at Death: 17.0 years
Age (years)
B) Delay from Presentation to Diagnosis
39% were delayed by at least 2 years
24% were delayed by at least 5 years
Median Delay to Diagnosis: 1.0 years
Delay (years)

Delay from presentation to diagnosis presented for patients not identified by newborn screening.

Conclusions

- ARG1-D is a severe, heterogeneous disease with high levels of arginine resulting in key manifestations of impairments of mobility, adaptive behavior, cognitive function, and early mortality
- Plasma arginine and arginine-derived metabolites remain markedly elevated despite standard disease management with evidence of continued disease progression
- Although recent literature shows considerable deficits in adaptive behavior in ARG1-D patients, this has not been systematically captured using standardized testing (Waisbren, 2018)
- This analysis shows significant unmet medical need and supports the development of much needed new therapies in ARG1-D.

References :

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